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                                                                    EXHIBIT 10.3

              FIRST AMENDMENT AND AGREEMENT, AND LIMITED WAIVER, TO
            CONSIGNMENT, FORWARD CONTRACTS AND TRADING LINE AGREEMENT

      This First Amendment and Agreement, and Limited Waiver, to Consignment, Forward Contracts and Trading Line Agreement is made as of August 8, 2001, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with offices at 111 Westminster Street, Providence, Rhode Island 02903 ("FPM"), and WOLVERINE TUBE, INC., a Delaware corporation with its principal place of business at 200 Clinton Way, Suite 1000, Huntsville, Alabama 35801 ("Wolverine Tube"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation with its principal place of business at 200 Clinton Way, Suite 1000, Huntsville, Alabama 35801 ("Wolverine Canada"), and WOLVERINE JOINING TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 235 Kilvert Street, Warwick, Rhode Island 02886 ("Wolverine Joining") (Wolverine Tube, Wolverine Canada and Wolverine Joining are hereinafter sometimes referred to individually as a "Company" and collectively as the "Companies").

                                WITNESSETH THAT:

      WHEREAS, FPM and the Companies are parties to a certain Consignment, Forward Contracts and Trading Line Agreement dated as of March 28, 2001 (the "Consignment, Forward Contracts and Trading Line Agreement") pursuant to which FPM agreed to extend certain consignment and other credit facilities to the Companies, on the terms and conditions contained therein; and

      WHEREAS, the parties hereto desire to amend the Consignment, Forward Contracts and Trading Line Agreement as hereinafter provided;

      NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. All capitalized terms used herein without definition shall have the meanings assigned by the Consignment, Forward Contracts and Trading Line Agreement.

      2. Effective the date hereof, the definition or "Consolidated Adjusted EBITDA" set forth in Paragraph 1.15 of the Consignment, Forward Contracts and Trading Line Agreement is amended in its entirety to read as follows:

            "1.15. "Consolidated Adjusted EBITDA" means, for any period, the sum of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expenses, (c) provisions for taxes based on income,
      (d) total depreciation expenses, (e) total amortization expense, and (f) other non-cash items reducing Consolidated Net Income, (g) for the fiscal quarter ending June 30, 2001, but only to the extent included in the calculation of Consolidated Net Income, up to $4,693,000 of the charge incurred in connection with the restructuring of Wolverine Ratcliffs, Inc., (g) for the fiscal quarter ending September 30, 2001, but only to the extent included in the calculation of

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      Consolidated Net Income, up to $2,500,000 of the charge incurred in connection with the restructuring of Wolverine Ratcliffs, Inc. and less other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for the Companies and their Subsidiaries in conformity with GAAP."

      3. Effective the date hereof, Paragraph 7.10 of the Consignment, Forward Contracts and Trading Line Agreement is amended in its entirety to read as follows:

            "7.10. Maximum Leverage Ratio. Not permit the ratio of (a) Consolidated Total Debt as of any day to (b) Consolidated Adjusted EBITDA for the four fiscal quarter period either ending on, or most recently preceding, such date of determination to exceed 3.75:1.00; provided that for the four-fiscal quarter periods ending on September 30, 2001 and December 31, 2001, the Companies shall not permit such ratio to exceed 4.25:1.00."

      4. At the request of the Companies, FPM hereby waives the Companies' failure to comply with the provisions of Paragraph 7.10 at June 30, 2001 by permitting the ratio of Consolidated Total Debt on June 30, 2001 to (b) Consolidated Adjusted EBITDA for the four-fiscal quarter period ending June 30, 2001 to exceed 3.75:1.00. FPM shall not have an obligation hereunder to forbear from legal action or the exercise of creditor remedies if, after June 30, 2001 or the date hereof, the Companies shall fail to comply with the provisions of the Consignment, Forward Contracts and Trading Line Agreement or any other document evidencing or securing the obligations and indebtedness of the Companies to FPM or if there shall be in existence on June 30, 2001 or the date hereof any other default by the Companies in their obligations to FPM.

      5. This First Amendment and Agreement and Limited Waiver is made without prejudice to any and all other rights and remedies FPM may have under applicable law or under any other document evidencing or securing any obligation of the Companies to FPM, except as expressly limited hereby. In addition, the foregoing waiver is strictly limited as set forth herein and shall not be construed as a precedent for any other waiver, including without limitation, any previous or future waiver of the provision listed herein. The absence of any specific waiver of the foregoing default on any prior date shall not be construed as a basis for any additional or other present or future waiver of any provision of the Consignment, Forward Contracts and Trading Line Agreement, or any document or instrument securing the Consignment, Forward Contracts and Trading Line Agreement.

      6. All references to the "Consignment, Forward Contracts and Trading Line Agreement" in all documents or agreements by and between the parties hereto, shall from and after the effective date hereof refer to the Consignment, Forward Contracts and Trading Line Agreement, as amended hereby, and all obligations of the Companies under the Consignment, Forward Contracts and Trading Line Agreement, as amended hereby, shall be secured by and be entitled to the benefits of such other documents and agreements.

      7. Except as amended hereby, the Consignment, Forward Contracts and Trading Line Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

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      8.    The Companies jointly and severally covenant and agree to pay all out-of-pocket expenses, costs and charges incurred by FPM (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this First Amendment and Agreement to, and Limited Waiver to, Consignment, Forward Contracts and Trading Line Agreement Agreement. The Companies also jointly and severally covenant and agree to pay promptly all taxes and recording and filing fees payable under applicable law with respect to the amendment effected hereby.

      9. This First Amendment and Agreement to Consignment, Forward Contracts and Trading Line Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       *THE NEXT PAGE IS A SIGNATURE PAGE*

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      IN WITNESS WHEREOF, the undersigned parties have caused this First
Amendment and Agreement and Waiver to be executed by their duly authorized officers as of the date first above written.

WITNESS:                           WOLVERINE TUBE INC.

/s/ Johann R. Manning, Jr.         By: /s/ James E. Deason
---------------------------            -----------------------------------------
                                   Title: Executive V.P., CFO and Secretary

                                   WOLVERINE TUBE (CANADA) INC.

/s/ Johann R. Manning, Jr.         By: /s/ James E. Deason
---------------------------            -----------------------------------------
                                   Title: Executive V.P. and Secretary-Treasurer

                                   WOLVERINE JOINING TECHNOLOGIES, INC.

/s/ Johann R. Manning, Jr.         By: /s/ James E. Deason
---------------------------            ----------------------------------------
                                   Title: Vice President

                                   FLEET PRECIOUS METALS INC.

                                   By: /s/ John C. Schmitt II
                                       -----------------------------------------
                                   Title: Vice President

                                   By: /s/ Paul H. Boghosian
                                       -----------------------------------------
                                   Title: Vice President

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